                                                                   Exhibit 99.19


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS


                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB1


                                  (SURF LOGO)


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER


                             J.P. MORGAN CHASE BANK
                                    TRUSTEE


                                FEBRUARY 8, 2006

                              (MERRILL LYNCH LOGO)


                               IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                 SURF 2006-AB1
                                     TOTAL

TOTAL NUMBER OF LOANS                                                      2,576
TOTAL LOAN BALANCE                                                   492,754,583
AVERAGE LOAN BALANCE                                                     191,287
WA CLTV (W/O SILENT SECONDS)                                              82.17%
WAC                                                                       6.970%
WA FICO                                                                      682
WALA                                                                           4
WAM                                                                          353
FXD RATE                                                                  22.86%
IOS                                                                       36.06%
MH                                                                         0.01%
1ST LIEN                                                                 100.00%
2ND LIEN                                                                       -
OCCUPANCY--OO                                                             91.27%
DOC TYPE--FULL/ALTERNATIVE                                                31.41%
STATED DOC                                                                64.77%
CASH OUT REFI                                                             45.06%
PURCHASE                                                                  50.37%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                      44.37%
$ amount                                                             218,653,126
# of First Liens w/  SS                                                    1,313
CLTV of Total Portfolo (that includes silent 2nds)                        90.70%

CALIFORNIA                                                                18.52%
PREPAY PENALTIES                                                          77.47%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

                                 MORTGAGE RATE

                                                         BALANCE
                                                         -------
3.500  - 3.999                                        235,101.00           0.05%
4.500  - 4.999                                      1,107,974.00           0.22%
5.000  - 5.499                                      6,901,762.00           1.40%
5.500  - 5.999                                     45,732,756.00           9.28%
6.000  - 6.499                                     80,061,728.00          16.25%
6.500  - 6.999                                    152,387,592.00          30.93%
7.000  - 7.499                                     89,045,281.00          18.07%
7.500  - 7.999                                     71,846,841.00          14.58%
8.000  - 8.499                                     23,134,135.00           4.69%
8.500  - 8.999                                     15,762,587.00           3.20%
9.000  - 9.499                                      3,231,735.00           0.66%
9.500  - 9.999                                      2,458,353.00           0.50%
10.000 - 10.499                                       785,739.00           0.16%
10.500 - 10.999                                        63,000.00           0.01%
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
13.500 - 13.999

--------------------------------------------------------------------------------
                                                     492,754,584         100.00%
--------------------------------------------------------------------------------

                                  GROSS MARGIN

                                                         BALANCE
                                                         -------
1.000 - 1.499                                         235,101.00           0.06%
1.500 - 1.999                                         457,884.00           0.12%
2.000 - 2.499                                      15,163,293.00           3.99%
2.500 - 2.999                                       1,221,058.00           0.32%
3.000 - 3.499                                       4,955,728.00           1.30%
3.500 - 3.999                                      12,680,709.00           3.34%
4.000 - 4.499                                      16,417,488.00           4.32%
4.500 - 4.999                                      36,596,341.00           9.63%
5.000 - 5.499                                      45,139,591.00          11.88%
5.500 - 5.999                                      72,903,782.00          19.18%
6.000 - 6.499                                      79,130,860.00          20.82%
6.500 - 6.999                                      62,396,509.00          16.41%
7.000 - 7.499                                      24,480,037.00           6.44%
7.500 - 7.999                                       6,571,049.00           1.73%
8.000 - 8.499                                       1,124,719.00           0.30%
8.500 - 8.999                                         530,162.00           0.14%
9.000 - 9.499                                         116,942.00           0.03%

--------------------------------------------------------------------------------
                                                     380,121,253         100.00%
--------------------------------------------------------------------------------

                                ARM MAXIMUM RATE

                                                         BALANCE
                                                         -------
10.501 - 11.000                                     1,837,273.00           0.37%
11.001 - 11.500                                     5,157,578.00           1.05%
11.501 - 12.000                                    28,190,845.00           5.72%
12.001 - 12.500                                    44,208,883.00           8.97%
12.501 - 13.000                                    64,494,414.00          13.09%
13.001 - 13.500                                    54,812,348.00          11.12%
13.501 - 14.000                                    75,660,567.00          15.35%
14.001 - 14.500                                    49,601,402.00          10.07%
14.501 - 15.000                                    30,998,450.00           6.29%
15.001 - 15.500                                    11,578,075.00           2.35%
15.501 - 16.000                                     9,178,576.00           1.86%
16.001 - 16.500                                     2,949,951.00           0.60%
16.501 - 17.000                                     1,319,986.00           0.27%
17.001 - 17.500                                       132,902.00           0.03%
17.501 - 18.000
18.001 - 18.500
18.501 - 19.000
FIXED RATE LOANS                                  112,633,333.00          22.86%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                ARM MINIMUM RATE

                                                         BALANCE
                                                         -------
2.001 - 2.500                                      12,696,544.00           2.58%
2.501 - 3.000                                         246,000.00           0.05%
3.001 - 3.500                                         163,947.00           0.03%
3.501 - 4.000                                       1,400,241.00           0.28%
4.001 - 4.500                                       2,431,817.00           0.49%
4.501 - 5.000                                       7,344,790.00           1.49%
5.001 - 5.500                                      10,810,822.00           2.19%
5.501 - 6.000                                      38,735,934.00           7.86%
6.001 - 6.500                                      64,586,824.00          13.11%
6.501 - 7.000                                      99,555,650.00          20.20%
7.001 - 7.500                                      67,359,699.00          13.67%
7.501 - 8.000                                      45,173,315.00           9.17%
8.001 - 8.500                                      15,825,665.00           3.21%
8.501 - 9.000                                      10,085,254.00           2.05%
9.001 - 9.500                                       2,225,136.00           0.45%
9.501 - 10.000                                        806,868.00           0.16%
10.001 -10.500                                        672,744.00           0.14%
10.501 - 11.000
11.001 - 11.500
11.501 - 12.000
FIXED RATE LOANS                                  112,633,333.00          22.86%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                 INITIAL CAP (%)

                                                         BALANCE
                                                         -------
FIXED RATE LOANS                                  112,633,333.00          22.86%
                              1.00                  2,177,575.00           0.44%
                              1.50                    988,800.00           0.20%
                              2.00                 10,645,084.00           2.16%
                              3.00                355,417,802.00          72.13%
                              5.00                 10,891,990.00           2.21%

--------------------------------------------------------------------------------
                                                     492,754,584         100.00%
--------------------------------------------------------------------------------

                                PERIODIC CAP (%)

                                                         BALANCE
                                                         -------
FIXED RATE LOANS                                  112,633,333.00          22.86%
                              1.00                367,581,849.00          74.60%
                              1.50                 12,399,401.00           2.52%
                              2.00                    140,000.00           0.03%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                           CLTV'S (W/O SILENT SECONDS)

                                                         BALANCE
                                                         -------
10.01 -  20.00                                         49,965.00           0.01%
20.01 -  30.00                                        335,234.00           0.07%
30.01 -  40.00                                      1,366,750.00           0.28%
40.01 -  50.00                                      4,618,300.00           0.94%
50.01 -  55.00                                      3,235,489.00           0.66%
55.01 -  60.00                                      5,642,568.00           1.15%
60.01 -  65.00                                      9,428,787.00           1.91%
65.01 -  70.00                                     15,236,473.00           3.09%
70.01 -  75.00                                     20,879,662.00           4.24%
75.01 -  80.00                                    258,075,615.00          52.37%
80.01 -  85.00                                     31,250,470.00           6.34%
85.01 -  90.00                                     70,305,059.00          14.27%
90.01 -  95.00                                     41,023,199.00           8.33%
95.01 - 100.00                                     31,307,011.00           6.35%

--------------------------------------------------------------------------------
                                                     492,754,582         100.00%
--------------------------------------------------------------------------------

                                  CREDIT SCORES

                                                         BALANCE
                                                         -------
500 - 519
520 - 539
540 - 559
560 - 579
580 - 599
600 - 619
620 - 639                                          77,813,846.00          15.79%
640 - 659                                          72,235,943.00          14.66%
660 - 679                                         116,449,053.00          23.63%
680 - 699                                          89,566,856.00          18.18%
700 - 719                                          49,778,267.00          10.10%
720 - 739                                          36,011,334.00           7.31%
740 - 759                                          27,938,940.00           5.67%
>= 760                                             22,960,346.00           4.66%

--------------------------------------------------------------------------------
                                                     492,754,585         100.00%
--------------------------------------------------------------------------------

                                      DTI

DTI                               UPB                           %
0.000 OR LESS                                       6,074,782.00           1.23%
0.001 - 5.000                                         928,954.00           0.19%
5.001 - 10.000                                      1,926,620.00           0.39%
10.001 - 15.000                                     2,002,839.00           0.41%
15.001 - 20.000                                     4,783,539.00           0.97%
20.001 - 25.000                                    13,550,351.00           2.75%
25.001 - 30.000                                    26,726,545.00           5.42%
30.001 - 35.000                                    57,635,026.00          11.70%
35.001 - 40.000                                    81,255,947.00          16.49%
40.001 - 45.000                                   121,520,874.00          24.66%
45.001 - 50.000                                   147,805,901.00          30.00%
50.001 - 55.000                                    27,494,521.00           5.58%
55.001 - 60.000                                       539,207.00           0.11%
65.001 - 70.000                                       509,479.00           0.10%

--------------------------------------------------------------------------------
                                                     492,754,585         100.00%
--------------------------------------------------------------------------------

                                  LOAN BALANCE

                                                         BALANCE
                                                         -------
                                                       % of Pool
ORIGINAL PRINCIPAL                              Unpaid Principal
BALANCE ($)                                          Balance ($)
1 - 50,000                                          1,530,611.00           0.31%
50,001 - 100,000                                   49,515,850.00          10.05%
100,001 - 150,000                                  67,018,261.00          13.60%
150,001 - 200,000                                  71,042,657.00          14.42%
200,001 - 250,000                                  71,062,291.00          14.42%
250,001 - 300,000                                  54,347,748.00          11.03%
300,001 - 350,000                                  41,084,192.00           8.34%
350,001 - 400,000                                  41,349,020.00           8.39%
400,001 - 450,000                                  32,885,508.00           6.67%
450,001 - 500,000                                  19,183,976.00           3.89%
500,001 - 550,000                                  16,667,495.00           3.38%
550,001 - 600,000                                  11,010,357.00           2.23%
600,001 - 650,000                                   7,451,885.00           1.51%
650,001 - 700,000                                   4,081,235.00           0.83%
700,001 - 750,000                                   2,924,342.00           0.59%
750,001 - 800,000                                     760,000.00           0.15%
800,001 - 850,000                                     839,155.00           0.17%
850,001 >=

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                OCCUPANCY TYPES

                                                         BALANCE
                                                         -------
PRIMARY                                           449,734,166.00          91.27%
INVESTMENT                                         37,857,087.00           7.68%
SECOND HOME                                         5,163,330.00           1.05%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                   LOAN TERM

                                                         BALANCE               %
                                                         -------
176 - 180                                           6,451,708.00           1.31%
236 - 240                                             264,138.00           0.05%
356 - 360                                         486,038,737.00          98.64%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                  LOAN PURPOSE

                                                         BALANCE
                                                         -------
PURCHASE                                          248,221,731.00          50.37%
REFI (CASHOUT)                                    222,050,994.00          45.06%
DEBT CONSOLIDATION
HOME IMPROVEMENT
REFI (RATE TERM)                                   22,481,858.00           4.56%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                                         BALANCE
                                                         -------
FIXED RATE                                        112,633,333.00          22.86%
FLOATING                                          380,121,251.00          77.14%
--------------------------------------------------------------------------------
                                                     492,754,584         100.00%

--------------------------------------------------------------------------------

                                 INTEREST ONLY

                                                         BALANCE
                                                         -------
2YR IO                                             35,610,161.00           7.23%
3YR IO                                             12,230,921.00           2.48%
5YR IO                                            120,135,666.00          24.38%
7YR IO
10YR IO                                             9,686,284.00           1.97%
NON IO                                            315,091,551.00          63.94%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                  HYBRID TYPES

                                                         BALANCE
                                                         -------
2/28 ARM                                          292,582,954.00          59.38%
3/27 ARM                                           65,718,125.00          13.34%
5/25 ARM                                           18,276,644.00           3.71%
6MO ARM                                             3,543,528.00           0.72%
FIXED                                             112,633,333.00          22.85%

--------------------------------------------------------------------------------
                                                     492,754,584         100.00%
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                         BALANCE
                                                         -------
SINGLE FAMILY                                     344,151,520.00          69.84%
PUD                                                68,399,876.00          13.88%
2-4 FAMILY                                         52,962,092.00          10.75%
CONDO                                              23,872,582.00           4.84%
TOWNHOUSE                                           1,688,481.00           0.34%
ROWHOUSE                                            1,610,076.00           0.33%
MANUFACTURED HOUSING                                   69,957.00           0.01%

--------------------------------------------------------------------------------
                                                     492,754,584         100.00%
--------------------------------------------------------------------------------

                                 DOCUMENTATION

                                                         BALANCE
                                                         -------
STATED                                            319,173,062.00          64.77%
FULL                                              154,764,074.00          31.41%
LITE                                               12,742,665.00           2.59%
NO DOC                                              4,220,686.00           0.86%
NO RATIO                                            1,854,096.00           0.38%

--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                                 LIEN PRIORITY

                                                         BALANCE
                                                         -------
FIRST                                             492,754,583.00         100.00%
SECOND
--------------------------------------------------------------------------------
                                                     492,754,583         100.00%
--------------------------------------------------------------------------------

                               MORTGAGE INSURANCE

MORTGAGE INSURANCE                                173,885,739.00          35.29%
NOT INSURED                                       318,868,844.00          64.71%

COVERAGE DOWN TO:

                                            ORIGINATOR                  SERVICER
                                            ----------                  --------
                                    Wilmington Finance, Inc. Wilshire
                                    MILA, Inc.
                                    FMF Capital, LLC
                                    Other

                         GEOGRAPHIC DISTRIBUTION-STATES

STATE                                                    BALANCE
                                                         -------
ALABAMA                                             3,355,446.00           0.68%
ARIZONA                                            18,202,306.00           3.69%
ARKANSAS                                              442,152.00           0.09%
CALIFORNIA                                         91,247,642.00          18.52%
COLORADO                                            7,226,321.00           1.47%
CONNECTICUT                                         7,211,928.00           1.46%
DELAWARE                                              816,236.00           0.17%
DISTRICT OF COLUMBIA                                  386,281.00           0.08%
FLORIDA                                            28,118,701.00           5.71%
GEORGIA                                            13,218,410.00           2.68%
HAWAII                                                547,634.00           0.11%
IDAHO                                                 692,710.00           0.14%
ILLINOIS                                           45,949,009.00           9.32%
INDIANA                                             7,285,190.00           1.48%
IOWA                                                1,180,906.00           0.24%
KANSAS                                              3,457,144.00           0.70%
KENTUCKY                                            3,453,728.00           0.70%
LOUISIANA                                           1,221,331.00           0.25%
MAINE                                               1,147,841.00           0.23%
MARYLAND                                           17,476,272.00           3.55%
MASSACHUSETTS                                       9,191,957.00           1.87%
MICHIGAN                                           27,442,064.00           5.57%
MINNESOTA                                           9,767,279.00           1.98%
MISSISSIPPI                                           331,002.00           0.07%
MISSOURI                                            8,115,913.00           1.65%
MONTANA                                               617,616.00           0.13%
NEBRASKA                                            1,077,760.00           0.22%
NEVADA                                             11,008,660.00           2.23%
NEW HAMPSHIRE                                       2,390,550.00           0.49%
NEW JERSEY                                         15,993,218.00           3.25%
NEW MEXICO                                            605,284.00           0.12%
NEW YORK                                           33,239,986.00           6.75%
NORTH CAROLINA                                      7,581,393.00           1.54%
NORTH DAKOTA                                          214,920.00           0.04%
OHIO                                               15,089,414.00           3.06%
OKLAHOMA                                            1,235,634.00           0.25%
OREGON                                              4,485,068.00           0.91%
PENNSYLVANIA                                        8,656,574.00           1.76%
RHODE ISLAND                                        4,869,580.00           0.99%
SOUTH CAROLINA                                      3,734,522.00           0.76%
SOUTH DAKOTA                                          266,762.00           0.05%
TENNESSEE                                          10,719,870.00           2.18%
TEXAS                                              22,646,241.00           4.60%
UTAH                                                3,686,757.00           0.75%
VERMONT                                               102,400.00           0.02%
VIRGINIA                                           15,300,587.00           3.11%
WASHINGTON                                         12,946,735.00           2.63%
WEST VIRGINIA                                         273,238.00           0.06%
WISCONSIN                                           8,431,209.00           1.71%
WYOMING                                                95,200.00           0.02%

--------------------------------------------------------------------------------
                                                     492,754,581         100.00%
--------------------------------------------------------------------------------

                          GEOGRAPHIC DISTRIBUTION-MSAS

MSA                                                      BALANCE
                                                         -------
Chicago IL                                         18,249,245.00           3.70%
Sacramento CA                                       6,111,305.00           1.24%
Los Angeles CA                                      5,650,634.00           1.15%
Las Vegas NV                                        5,270,778.00           1.07%
Miami FL                                            4,016,691.00           0.82%
Houston TX                                          3,755,283.00           0.76%
Detroit MI                                          3,740,772.00           0.76%
Phoenix AZ                                          3,691,965.00           0.75%
Bronx NY                                            3,345,119.00           0.68%
Atlanta GA                                          3,002,713.00           0.61%
Brooklyn NY                                         2,674,994.00           0.54%
San Diego CA                                        2,344,752.00           0.48%
Roseville CA                                        2,336,119.00           0.47%
Riverside CA                                        2,280,092.00           0.46%
Stockton CA                                         2,264,817.00           0.46%
Elk Grove CA                                        2,231,768.00           0.45%
North Las Vegas NV                                  2,207,056.00           0.45%
San Jose CA                                         2,095,379.00           0.43%
Silver Spring MD                                    2,075,741.00           0.42%
Newark NJ                                           2,068,112.00           0.42%
Denver CO                                           2,058,958.00           0.42%
Mesa AZ                                             2,041,265.00           0.41%
Long Beach CA                                       1,883,481.00           0.38%
Modesto CA                                          1,819,719.00           0.37%
Upper Marlboro MD                                   1,711,279.00           0.35%
Indianapolis IN                                     1,710,318.00           0.35%
Tucson AZ                                           1,682,012.00           0.34%
Vallejo CA                                          1,663,233.00           0.34%
Virginia Beach VA                                   1,652,625.00           0.34%
Scottsdale AZ                                       1,633,770.00           0.33%
Colorado Springs CO                                 1,622,813.00           0.33%
Kissimmee FL                                        1,573,495.00           0.32%
Glendale AZ                                         1,555,318.00           0.32%
Tampa FL                                            1,539,825.00           0.31%
Aurora IL                                           1,487,900.00           0.30%
Laurel MD                                           1,416,255.00           0.29%
San Antonio TX                                      1,412,514.00           0.29%
Frederick MD                                        1,407,479.00           0.29%
Reno NV                                             1,390,775.00           0.28%
Providence RI                                       1,371,444.00           0.28%
Norfolk VA                                          1,356,843.00           0.28%
Seattle WA                                          1,348,186.00           0.27%
Philadelphia PA                                     1,341,751.00           0.27%
Dallas TX                                           1,338,357.00           0.27%
Charlotte NC                                        1,324,085.00           0.27%
Milwaukee WI                                        1,305,739.00           0.26%
East Elmhurst NY                                    1,288,000.00           0.26%
Memphis TN                                          1,275,452.00           0.26%
Cincinnati OH                                       1,220,868.00           0.25%
Paterson NJ                                         1,206,538.00           0.24%
Chandler AZ                                         1,181,787.00           0.24%
Bradenton FL                                        1,177,044.00           0.24%
Laredo TX                                           1,172,269.00           0.24%
Staten Island NY                                    1,156,679.00           0.23%
San Francisco CA                                    1,153,700.00           0.23%
Fresh Meadows NY                                    1,152,506.00           0.23%
Saint Louis MO                                      1,151,008.00           0.23%
Berwyn IL                                           1,147,775.00           0.23%
Kansas City MO                                      1,134,215.00           0.23%
Fresno CA                                           1,098,881.00           0.22%
Laguna Hills CA                                     1,075,280.00           0.22%
West Bloomfield MI                                  1,067,856.00           0.22%
Palmdale CA                                         1,036,618.00           0.21%
Peoria AZ                                           1,026,750.00           0.21%
Montgomery AL                                         996,773.00           0.20%
Richmond CA                                           996,340.00           0.20%
Coon Rapids MN                                        989,350.00           0.20%
Fort Wayne IN                                         988,580.00           0.20%
Alexandria VA                                         985,728.00           0.20%
Sterling Heights MI                                   972,502.00           0.20%
Brentwood CA                                          965,400.00           0.20%
Knoxville TN                                          961,385.00           0.20%
Nashville TN                                          940,067.00           0.19%
Dearborn MI                                           924,842.00           0.19%
Tracy CA                                              917,000.00           0.19%
Lake Worth FL                                         916,831.00           0.19%
Cicero IL                                             913,517.00           0.19%
Romeoville IL                                         909,200.00           0.18%
Surprise AZ                                           906,073.00           0.18%
Henderson NV                                          896,531.00           0.18%
Louisville KY                                         883,773.00           0.18%
Davenport FL                                          882,354.00           0.18%
Bolingbrook IL                                        881,431.00           0.18%
Fort Worth TX                                         873,967.00           0.18%
Baltimore MD                                          849,858.00           0.17%
Columbus OH                                           848,317.00           0.17%
Katy TX                                               847,489.00           0.17%
Anaheim CA                                            840,871.00           0.17%
Hemet CA                                              840,365.00           0.17%
Portland OR                                           836,486.00           0.17%
Kent WA                                               833,532.00           0.17%
Saint Paul MN                                         818,336.00           0.17%
Fredericksburg VA                                     805,779.00           0.16%
Brooklyn Park MN                                      805,747.00           0.16%
La Puente CA                                          805,000.00           0.16%
Overland Park KS                                      799,077.00           0.16%
Gilbert AZ                                            798,600.00           0.16%
Woodbridge VA                                         784,651.00           0.16%
Palatine IL                                           781,961.00           0.16%
Arlington VA                                          777,250.00           0.16%
Marietta GA                                           768,721.00           0.16%

MSA                                                      BALANCE
                                                         -------
Bartonville TX                                        760,000.00           0.15%
Folsom CA                                             750,338.00           0.15%
El Monte CA                                           747,735.00           0.15%
Cape Coral FL                                         747,693.00           0.15%
Canton GA                                             743,327.00           0.15%
Richmond VA                                           738,399.00           0.15%
Hialeah FL                                            737,576.00           0.15%
San Leandro CA                                        735,352.00           0.15%
New York NY                                           732,000.00           0.15%
Missouri City TX                                      730,890.00           0.15%
Los Banos CA                                          728,357.00           0.15%
Woodstock MD                                          723,142.00           0.15%
West Hollywood CA                                     719,200.00           0.15%
Corona NY                                             712,000.00           0.14%
Cypress TX                                            706,162.00           0.14%
St. Louis MO                                          705,410.00           0.14%
Naperville IL                                         700,333.00           0.14%
Dearborn Heights MI                                   699,800.00           0.14%
Fontana CA                                            699,623.00           0.14%
Victorville CA                                        699,512.00           0.14%
Tacoma WA                                             699,503.00           0.14%
Oregon City OR                                        697,131.00           0.14%
Cambridge MA                                          697,027.00           0.14%
Union City NJ                                         696,095.00           0.14%
Zion IL                                               696,040.00           0.14%
New Brunswick NJ                                      695,628.00           0.14%
Sandy UT                                              690,036.00           0.14%
Vancouver WA                                          689,697.00           0.14%
Bonney Lake WA                                        687,615.00           0.14%
Clermont FL                                           686,344.00           0.14%
Hollywood FL                                          681,206.00           0.14%
Warrenton VA                                          681,000.00           0.14%
Lansdowne VA                                          679,200.00           0.14%
Camarillo CA                                          672,648.00           0.14%
Brick NJ                                              668,401.00           0.14%
Minneapolis MN                                        663,150.00           0.13%
Casa Grande AZ                                        662,773.00           0.13%
Lawrenceville GA                                      661,770.00           0.13%
Malden MA                                             655,350.00           0.13%
Plymouth MI                                           652,997.00           0.13%
Hayward CA                                            651,850.00           0.13%
Jonesboro GA                                          651,138.00           0.13%
Bonita Springs FL                                     648,929.00           0.13%
Austin TX                                             643,696.00           0.13%
Bakersfield CA                                        642,088.00           0.13%
Raleigh NC                                            634,811.00           0.13%
Merced CA                                             634,798.00           0.13%
West Covina CA                                        634,250.00           0.13%
West Sacramento CA                                    634,192.00           0.13%
Pacifica CA                                           630,000.00           0.13%
Plainfield IL                                         629,660.00           0.13%
Orlando FL                                            625,239.00           0.13%
Essex CT                                              623,931.00           0.13%
Burrillville RI                                       620,884.00           0.13%
Santa Clarita CA                                      615,054.00           0.12%
Longwood FL                                           614,400.00           0.12%
Chesterfield MI                                       613,905.00           0.12%
San Bernardino CA                                     612,611.00           0.12%
Douglasville GA                                       612,495.00           0.12%
Everett WA                                            611,446.00           0.12%
T/O Huntington Dix Hills NY                           610,000.00           0.12%
Oxnard CA                                             609,294.00           0.12%
Jacksonville FL                                       608,890.00           0.12%
Encinitas CA                                          608,859.00           0.12%
Mckinney TX                                           607,004.00           0.12%
Simi Valley CA                                        606,298.00           0.12%
Bloomfield Hills MI                                   603,726.00           0.12%
Temecula CA                                           603,497.00           0.12%
Snellville GA                                         601,209.00           0.12%
Renton WA                                             600,182.00           0.12%
Hudson WI                                             598,758.00           0.12%
Santa Maria CA                                        596,500.00           0.12%
Corona CA                                             596,307.00           0.12%
Santa Rosa CA                                         593,750.00           0.12%
Stony Brook NY                                        588,976.00           0.12%
Sherborn MA                                           584,049.00           0.12%
Boca Raton FL                                         584,000.00           0.12%
Branford CT                                           582,424.00           0.12%
Naples FL                                             580,851.00           0.12%
North Woodmere NY                                     580,670.00           0.12%
Brea CA                                               580,000.00           0.12%
Birmingham MI                                         578,958.00           0.12%
Lynwood CA                                            577,999.00           0.12%
Moreno Valley CA                                      572,765.00           0.12%
Ann Arbor MI                                          570,000.00           0.12%
Saint Leonard MD                                      569,610.00           0.12%
Salt Lake City UT                                     568,784.00           0.12%
Eagan MN                                              568,457.00           0.12%
Oviedo FL                                             560,158.00           0.11%
Vista CA                                              559,471.00           0.11%
Fishers IN                                            558,366.00           0.11%
Warren MI                                             556,763.00           0.11%
Nantucket MA                                          556,000.00           0.11%
Powder Springs GA                                     545,545.00           0.11%
Hagerstown MD                                         542,848.00           0.11%
Spring TX                                             542,001.00           0.11%
Oak Island NC                                         540,000.00           0.11%
Merrick NY                                            538,920.00           0.11%
Jamaica NY                                            529,082.00           0.11%
Other                                             256,148,088.00          51.98%


--------------------------------------------------------------------------------
                                                     492,754,580         100.00%